UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 1, 2014
Date of Earliest Event Reported: April 25, 2014

Calpian, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2014, Board of Directors (the “Board”) of Calpian, Inc. (the “Company”) unanimously authorized a change in the Company’s fiscal year end from December 31st to March 31st, beginning on March 31, 2014.  The Company’s equity investees, Digital Payments Processing Limited and My Mobile Payments Limited, are required to submit to the Indian government audited financial statements as of March 31st of each year.  In order to align the Company’s audit resources and reduce duplication of efforts, the Board, believing it to be appropriate and in the best interest of the Company, changed the Company’s fiscal year end.

Under the applicable rules of the Securities and Exchange Commission, the Company intends to file a transition report on Form 10-K that will cover the three-month transition period from January 1, 2014 to March 31, 2014 on or about June 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: May 1, 2014	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

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